Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent events

On March 5, 2018, Far East entered into an Equity Transfer Agreement to sell its 20% equity stake of Jia Huan to Ms. Jin Lijuan. The completion of the transaction is subject to completion of all closing formalities, including the need to obtain approval and registration with the relevant governmental authorities.

ZHEJIANG TIANLAN
Subsequent events

On January 25, 2018, the shareholders approved the transfer of Hangzhou Tianlian Environmental Testing Technology Company Limited’s shares of RMB6,400,000, with shareholding of 80% from the Company to Wu Zhongbiao, Jin Ruiben and Li Jun amounting to RMB5,040,000, RMB600,000 and RMB760,000, respectively. Upon the completion of the transfer, the Company will no longer hold any shares of Hangzhou Tianlian Environmental Testing Technology Company Limited. Meanwhile, Wu Zhongbiao will be appointed as the chairperson and is considered as a related party.

On January 25, 2018, the shareholders approved the transfer of Zhejiang Tianlan Environmental Engineering and Design Company Limited’s shares of RMB5,100,000, with shareholding of 100% from the Company to Wu Zhongbiao and Wang Yuejun amounting to RMB4,590,000 and RMB510,000, respectively. Upon the completion of the transfer, the Company will no longer hold any shares or obligations on capital injection of Zhejiang Tianlan Environmental Engineering and Design Company Limited.

The Company has evaluated all events or transactions that occurred through the date the consolidated financial statements were issued, and has determined that there were no material events or transactions which would require recognition or disclosure in the consolidated financial statements.